                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 4.1


Certificate  ***No. 0***  For ___ Shares                 From whom transferred                       Received Certificate No. ___
Issued to ______________________________          ______________________________________             For _________________ Shares
________________________________________          Dated ______________________ 20 ______             on __________________ 20 ___
Dated __________________________ 20 ____      No. of Original    No. of Original   No. of Shares
                                                Certificate          Shares         Transferred

                                              _______________    ______________    _____________



       CERTIFICATE                               INCORPORATED UNDER THE LAWS OF THE                        SHARES
         No. 0                                    REPUBLIC OF THE MARSHALL ISLANDS                       **** 0 ****
                                                                                                        Common Stock


                                                           FREESEAS INC.

40,000,000 SHARES COMMON STOCK, PAR VALUE US $.001                                 5,000,000 PREFERRED STOCK, PAR VALUE US $.001


                        THIS CERTIFIES THAT ________________________________________________________________
                        is hereby issued ___________________________________________________________________
                      fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder, hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

                        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this
                                     ______ day of __________________________ A.D. 20 _____.


                                                         SAMPLE CERTIFICATE

   NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
     WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


For Value Received, _______ hereby sell, assign and transfer unto
_____________________________ ____________________________________ Shares
represented by the within certificate and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

       Dated ___________ 20 ______

        In presence of                         ____________________

_________________________________





FREESEAS INC. WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY CLASS OF PREFERRED SHARES IN SERIES, THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.